Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16. SUBSEQUENT EVENTS

In preparing the accompanying condensed consolidated financial statements, management has evaluated all subsequent events and transactions for potential recognition or disclosure through the date of the filing of the Form 10-Q.

On April 14, 2026, the Company’s Board of Directors declared a special cash dividend of $0.10125 per share of Class A Common Stock. The special dividend of $0.10125 reflects a pro rata amount for the period from March 5, 2026, the first day following the date of the closing of the Business Combination, through March 31, 2026, based on an anticipated quarterly dividend rate of $0.3375 ($1.35 per share per year). The special dividend was paid on May 18, 2026 to stockholders of record as of May 4, 2026.

On May 8, 2026, the Company executed definitive purchase and sale agreements to acquire the Canyon Creek assets for approximately $83 million (the “Transaction”) from companies controlled by Vortus Investments and additional sellers (the “Sellers”). The Company previously announced a letter of intent for the Transaction on February 24, 2026. The Transaction is expected to be funded with $60 million of cash and 2,173,913 shares of Presidio equity to be issued to the Sellers, subject to customary closing and post-closing adjustments. The cash is expected to be funded by the expected closing of the previously announced $1.0 billion Goldman Sachs ABS Warehouse Facility and cash on hand. The Transaction is expected to close early in the third quarter of 2026, subject to customary closing conditions.

On May 1, 2026, the Company sold leasehold and mineral interests in various oil and gas properties located in Oklahoma in exchange for $5.4 million in proceeds resulting in no gain from the sale.

There were no other material subsequent events that required recognition or disclosure in these condensed consolidated financial statements.